Exhibit 10.2

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

DATED JANUARY 14, 2010

Reference is made to that certain LOAN AND SECURITY AGREEMENT dated as of October 28, 2009 (the “Loan and Security Agreement”), by and between PRIMORIS SERVICES CORPORATION, a Delaware corporation (the “Borrower”), which has its chief executive office located at 26000 Commercentre Drive, Lake Forest, California 92630, and THE PRIVATEBANK AND TRUST COMPANY, (the “Bank”), whose address is 120 South LaSalle Street, Chicago, Illinois 60603, Chicago, Illinois 60603.  All capitalized terms used herein without definition shall have the same meanings herein as those terms have been defined in the Loan and Security Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, the Borrower and Bank hereby agree to amend the Loan and Security Agreement as follows:

Section A.             AMENDMENT

1.             The definition of “Letter of Credit Maturity Date” in Section 1.1 Defined Terms is hereby deleted and the following is inserted therefore:

“Letter of Credit Maturity Date” shall mean 15 months past the Revolving Loan A Maturity Date.

2.               The first sentence of Section 12.10 Letters of Credit is hereby deleted and the following is inserted therefore:

12.10   Letters of Credit.  With respect to all Letters of Credit for which presentment for honor shall not have occurred at the time of an acceleration pursuant to this Section 12 and with respect to all Letters of Credit with a Letter of Credit Maturity Date past the Revolving Loan A Maturity Date, the Borrower shall at such time deposit in a cash collateral account opened by the Bank an amount equal to the Letter of Credit Obligations then outstanding.

Section B.             NO OTHER CHANGE OF TERMS.

Except as amended by the foregoing, no other terms of the Loan and Security Agreement are in any way changed in this First Amendment and the Loan and Security Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Loan and Security Agreement, or any other instrument or document executed in connection therewith, any reference in any such items to the Loan and Security Agreement being sufficient to refer to the Loan and Security Agreement as amended hereby.

Section C.             CONDITIONS OF AMENDMENT.

Notwithstanding any other provisions of this First Amendment, the Bank shall not be required to continue all or any portion of the Loans if any of the following conditions shall have occurred:

1.             Documents.   The Borrower shall have failed to execute and deliver or shall have failed to cause to have executed and delivered to Bank any of the following Documents, all of which must be satisfactory to the Bank and the Bank’s counsel in form, substance and execution:

(a)           Amendment.   Two copies of the First Amendment duly executed by the Borrower, as well as continued satisfaction of all conditions set forth in the Loan and Security Agreement.

(b)           Reaffirmation of Guaranties and Security Agreements.    Two copies of the Reaffirmations of Guaranties and Security Agreements, of even date herewith, duly executed by the Guarantors.

2.             Event of Default.   The Borrower hereby represents to the Bank that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

3.             Representations, Warranties and Covenants. The Borrower hereby represents to the Bank that as of the date hereof, the representations, warranties and covenants set forth in the Loan and Security Agreement, as amended to date, are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and the Borrower is in full compliance with all other terms and conditions of the Loan and Security Agreement.

[Signature Page to Follow]

This Amendment may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.  This Amendment shall be governed by internal laws of the State of Illinois.

Dated as of this 14th day of January 2010.

PRIMORIS SERVICES CORPORATION,
a Delaware corporation

By:	/s/ Peter J. Moerbeek
Name:	Peter J. Moerbeek
Title:	CFO

Agreed and accepted:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Steve Trepiccione
Name:	Steve Trepiccione
Title:	Managing Director